UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	JUNE 24, 2003

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488

(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue
Union, New Jersey 07083

(Address of principal executive offices) (Zip code)

(908) 688-0888

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	EXHIBITS.

99.1 Press Release of Bed Bath & Beyond Inc. dated June 18, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

     Information required by Item 12 is being provided under this Item 9 pursuant to SEC interim filing guidance.

     On June 18, 2003, Bed Bath & Beyond Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fiscal first quarter ended May 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC. (Registrant)

Date: June 24, 2003	By:	/s/ Eugene A. Castagna

Eugene A. Castagna Vice President – Finance and Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Bed Bath & Beyond Inc. dated June 18, 2003.